                              MFS TOTAL RETURN FUND

Supplement to the February 1, 1995 Prospectus and Statement of Additional Information


The section of the Prospectus entitled "Expense Summary" is hereby revised as follows:

1.       EXPENSE SUMMARY

Shareholder Transaction Expenses:              Class A    Class B      Class C

 Maximum Initial Sales Charge Imposed
  on Purchases of Fund Shares (as a
  percentage of offering price).............    4.75%      0.00%        0.00%
 Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption proceeds,
  as applicable)............................  See Below1   4.00%        0.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

 Management Fees............................    0.37%      0.37%        0.37%
 Rule 12b-1 Fees............................    0.35%2     1.00%3       1.00%3
 Other Expenses.............................    0.23%      0.33%        0.26%

 Total Operating Expenses...................    0.95%      1.70%        1.63%
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1. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").

2. The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares (see "Distribution Plans"). The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to March 1, 1991. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

3. The Fund has adopted separate Distribution Plans for its Class B and its Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B shares under the Class B Distribution Plan and the Class C shares under the Class C Distribution Plan (see "Distribution Plans"). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

 Period                              Class A        Class B        Class C
                                                          (1)
 1 year..........................     $ 57       $ 57    $ 17       $ 17
 3 years.........................       76         84      54         51
 5 years.........................       98        112      92         89
10 years.........................      159        181(2)  181(2)     193

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1. Assumes no redemption.

2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases - "Purchases"; (ii) varying CDSCs "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees - "Distribution Plans."

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                   * * *


Page 22 of the Prospectus and page 23 of the Statement of Additional Information are each revised to delete the sentence stating that MFS Fund Distributors, Inc. is currently suspending its receipt of the 0.10% per annum distribution fee with respect to Class A shares.

                  The date of this  Supplement is January 1, 1996.